Exhibit 10.1

ASSET PURCHASE AGREEMENT

AMENDMENT N°1

BETWEEN THE UNDERSIGNED:

NeuroHabilitation Corporation, a Delaware corporation, having its registered address at 642 Newtown Yardley Road Suite 100, Newtown, PA 18940(formerly located at 41 University Drive, Suite 400, Newtown, PA 18940) (hereinafter referred to as "NHC").

and

A&B(HK) Company Limited, a company existing under the laws of Hong Kong, having its registered address at Unit 2106,21/F Island Place Tower No.510 King’s Rd North Point, Hong Kong (hereinafter referred to as "A&B").

NHC and A&B are individually referred to herein as "Party" and collectively as "Parties".

WHEREAS

1/

The Parties have entered into an Asset Purchase Agreement (hereinafter the "Agreement")  on 9 October, 2015 upon which A&B purchase and NHC sell certain assets of NHC under the terms and conditions of the Agreement.

2/	The US Army has agreed to change the commercialization commitment from 31 December, 2017 to 31 December 2021, and NHC intends to amend the Agreement to be consistent with such change.
3/	As a consequence, the Parties wish to enter into this amendment N° 1 in order to reflect the abovementioned modification (hereinafter the "Amendment").

NOW, THEREFORE, the Parties have agreed as follows:

ARTICLE 1. MODIFICATION OF ARTICLE 7(f) – Representations and Warranties of NHC

The Parties agree that Article 7(f) of the Agreement shall be amended as follows:

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Exhibit 10.1

“  (f) NHC covenants that, as of the Effective Date, NHC shall obtain any additional, required FDA approval or clearance or to satisfy any outstanding regulatory requirement due from the sponsor  and commercially marketed the regulated technology to the point where the US Government may purchase the technology prior to 31 December 2021, unless NHC obtains the exemption of this obligation from US Army Medical Material Agency (“USAMMA”) and US Army Medical Material Agency (“USAMMDA”) under the “Cooperative Research and Development Agreement” between NHC and USAMMA  and USAMMDA. Both Parties agree, NHC’s breach of this Section will cause a devastating losses of A&B, and agrees to pay A&B a contract penalty of two (2) million US dollars in the event of breaching this Section, without prejudice to any other remedies A&B may be entitled under the applicable laws or this Agreement. ”

ARTICLE 2.  ENTRY INTO FORCE

The Parties agree that the Amendment shall enter into force on 30 October 2017.

All other provisions of the Agreement not specifically amended shall remain in full force and effect.

Executed in 2 (two) originals,

Date : October 30, 2017

For and on behalf of A&B Name: Lam Kong Position: Director Signature: /s/ Lam Kong	For and on behalf of NHC Name: Philippe Deschamps Position: President and CEO Signature: /s/ Philippe Deschamps

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